                                                                      EXHIBIT 99

                               CENTER TRUST, INC.
                            SUPPLEMENTAL INFORMATION
                                 JUNE 30, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
Company Profile.............................................      5
Operating Highlights/Capital Structure......................    6-7
Reconciliation of Common Shares and Operating Partnership
  Units Outstanding.........................................      8
Same Store Property Activity................................      9
Portfolio Highlights and Leasing Activity...................     10
Portfolio Summary...........................................     11
Portfolio Detail -- by Region...............................  12-15
Lease Expirations -- Overall Portfolio/Total Community
  Shopping Centers..........................................     16
Tenant Concentration........................................     17
Segment Concentration.......................................     18
Consolidated Statements of Operations and Reconciliation to
  Funds From Operations.....................................     19
Consolidated Balance Sheets.................................     20
Summary of Outstanding Debt.................................     21
Schedule of Mortgage Debt Maturities........................     22

                               CENTER TRUST, INC.

                                COMPANY PROFILE
                                 JUNE 30, 2000

     Center Trust, Inc., is an owner, manager and developer of retail shopping centers in the western United States. The Company owns or controls a portfolio of 55 shopping centers, comprised of 47 community shopping centers, two regional malls and 6 single tenant facilities comprising 11 million square feet of total shopping center gross leasable area (GLA) and 9.4 million square feet of Company owned GLA. The Company owns properties in five states, California, Oregon, Washington, Nevada and Arizona.

     The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, June 30, 2000 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 1999 Form 10-K and 2000 quarterly filings on Form 10-Q.

     Questions regarding the information contained in this document should be directed to Stuart Gulland, Chief Operating Officer or Ed Stokx, Senior Vice President of Finance, Center Trust, Inc., 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, telephone (310) 546-4520, fax (310) 546-5069 or email at IR@centertrust.com.

                               CENTER TRUST, INC.

                              OPERATING HIGHLIGHTS
                                 JUNE 30, 2000
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                      THREE MONTHS ENDED     SIX MONTHS ENDED
                                                           JUNE 30,              JUNE 30,
                                                      ------------------    ------------------
                                                       2000       1999       2000       1999
                                                      -------    -------    -------    -------
OPERATING HIGHLIGHTS
  Funds From Operations (FFO)
     FFO - Basic....................................  $ 8,119    $10,663    $17,061    $21,365
     FFO - Diluted(1)...............................  $11,394    $14,111    $23,610    $28,280
     FFO per share - Basic..........................  $  0.29    $  0.37    $  0.60    $  0.72
     FFO per share - Diluted(1).....................  $  0.31    $  0.37    $  0.63    $  0.73
  Net income Available to Common Shareholders.......  $10,092    $   340    $12,812    $21,232

     Net Income Per Share - Basic...................  $  0.38    $  0.01    $  0.48    $  0.84

     Net Income Per Share - Diluted.................  $  0.38    $  0.01    $  0.48    $  0.81

  EBITDA............................................  $23,017    $24,110    $46,406    $47,709

  Funds Available for Distribution (FAD)............  $ 8,478    $10,797    $17,575    $21,661

     FAD per share - Basic..........................  $  0.30    $  0.37    $  0.62    $  0.73

  Dividends Per Share...............................  $  0.21    $  0.36    $  0.42    $  0.72

  Interest Expense Coverage Ratios

     Based on EBITDA................................      1.5        1.8        1.6        1.8

     Based on EBITDA - Excluding Debentures.........      2.0        2.4        2.0        2.4

  General & Administrative Expense..................  $ 1,324    $ 1,431    $ 2,631    $ 2,961

     G&A as % of Total Rental Revenue...............      5.3%       5.3%       5.2%       5.5%

  Ratio of Expense Recoveries to Recoverable             87.7%      85.2%      88.3%      86.5%
     Expenses.......................................

  Ratio of Operating Expenses to Total Rental            35.0%      34.1%      34.5%      34.3%
     Revenue........................................

---------------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations.

                               CENTER TRUST, INC.

                               CAPITAL STRUCTURE
                                 JUNE 30, 2000
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                 THREE MONTHS ENDED         SIX MONTHS ENDED
                                                      JUNE 30,                  JUNE 30,
                                               -----------------------   -----------------------
                                                  2000         1999         2000         1999
                                               ----------   ----------   ----------   ----------
EQUITY INFORMATION
  Units Outstanding at End of Period.........   1,759,442    1,836,623    1,759,442    1,836,623
  Common Outstanding at End of Period........  26,703,319   26,113,225   26,703,319   26,113,225
                                               ----------   ----------   ----------   ----------
  Total Units and Common Shares Outstanding
     at End of Period........................  28,462,761   27,949,848   28,462,761   27,949,848
                                               ==========   ==========   ==========   ==========
  Basic Weighted Average Units Outstanding...   1,664,147    3,797,710    1,664,147    4,369,308
  Basic Weighted Average Common Shares
     Outstanding.............................  26,686,488   25,229,944   26,667,228   25,236,600
                                               ----------   ----------   ----------   ----------
  Basic Weighted Average Units and Common
     Shares Outstanding......................  28,350,635   29,027,654   28,331,375   29,605,908
  Number of Common Shares Attributed to
     Convertible and Exchangeable
     Debentures(1)...........................   8,808,222    9,315,830    8,808,222    9,341,110
                                               ----------   ----------   ----------   ----------
  Diluted Weighted Average Common Shares and
     Common Share Equivalents................  37,158,857   38,343,484   37,139,597   38,947,018
                                               ==========   ==========   ==========   ==========

                                                                           AS OF
                                                          ----------------------------------------
                                                          JUNE 30,    DECEMBER 31,    DECEMBER 31,
                                                            2000          1999            1998
                                                          --------    ------------    ------------
                                                              (IN THOUSAND, EXCEPT SHARE DATA)
MARKET CAPITALIZATION
  Stock Price Activity During Period
     High...............................................  $  10.50      $  13.00       $    12.94
     Low................................................  $   4.88      $   9.06       $     9.50
  Common Stock Price at End of Period...................  $   5.06      $   9.69       $    12.25
  Equity Market Capitalization..........................  $144,022      $274,253       $  371,481
  Fixed-Rate Debt.......................................   258,870       260,928          260,491
  Floating-Rate Debt....................................   253,125       263,540          236,895
  Subordinated Debentures...............................   158,548       158,548          168,599
                                                          --------      --------       ----------
  Total Capitalization..................................  $814,565      $957,269       $1,037,466
                                                          ========      ========       ==========
  Debt-to-Total Market Capitalization...................      82.3%         71.4%            64.2%
                                                          ========      ========       ==========

---------------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations. Such shares are not included in the determination of diluted EPS if they are antidilutive.

                               CENTER TRUST, INC.

           RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                               UNITS OUTSTANDING
                              AS OF JUNE 30, 2000

                                                    COMMON      OPERATING PARTNERSHIP
                                                    STOCK               UNITS              TOTAL
                                                  ----------    ---------------------    ----------
Balance, January 1, 1999........................  25,346,727          4,978,240          30,324,967
  Shares Repurchased(1).........................    (966,700)                              (966,700)
  Units Converted to Shares.....................      40,000            (40,000)                 --
  Shares issued for Convertible Debentures......         222                 --                 222
  Issuance of Stock Grants to Employees.........      17,099                 --              17,099
                                                  ----------         ----------          ----------
Balance, March 31, 1999.........................  24,437,348          4,938,240          29,375,588
  Shares Repurchased(1)(2)......................    (596,101)                              (596,101)
  Units Repurchased(3)..........................          --         (3,101,617)         (3,101,617)
  Shares Issued.................................   2,260,232                 --           2,260,232
  Issuance of Stock Grants to Employees.........      11,746                 --              11,746
                                                  ----------         ----------          ----------
Balance, June 30, 1999..........................  26,113,225          1,836,623          27,949,848
  Issuance of Stock Grants to Employees.........      35,610                 --              35,610
  Shares Repurchased(1).........................      (3,900)                --              (3,900)
                                                  ----------         ----------          ----------
Balance, September 30, 1999.....................  26,144,935          1,836,623          27,981,558
  Units Converted to Shares.....................      22,375            (22,375)                 --
  Units Retired through Sale of Assets..........          --           (159,523)           (159,523)
  Issuance of Stock Grants to Employees.........     480,658                 --             480,658
                                                  ----------         ----------          ----------
Balance, December 31, 1999......................  26,647,968          1,654,725          28,302,693
  Units Issued..................................          --            104,717             104,717
  Issuance of Stock Grants to Employees.........      38,520                 --              38,520
                                                  ----------         ----------          ----------
Balance, March 31, 2000.........................  26,686,488          1,759,442          28,445,930
  Issuance of Stock Grants to Employees.........      16,831                 --              16,831
                                                  ----------         ----------          ----------
Balance, June 30, 2000..........................  26,703,319          1,759,442          28,462,761
                                                  ==========         ==========          ==========

---------------
(1) Shares purchased under $25 million repurchase program approved by the Board of Directors. Average cost per share including commissions and other costs was $10.78.

(2) Includes 590,034 shares repurchased from the Haagen Family on May 25, 1999.

(3) Includes 2,839,284 units repurchased from the Haagen Family on May 25, 1999 and 262,333 units repurchased from a former officer of the Company.

                               CENTER TRUST, INC.

                          SAME STORE PROPERTY ACTIVITY
                                 JUNE 30, 2000
                                 (IN THOUSANDS)

                                          THREE MONTHS ENDED               SIX MONTHS ENDED
                                               JUNE 30,                        JUNE 30,
                                          -------------------              -----------------
                                            2000       1999     % CHANGE    2000      1999     % CHANGE
                                          --------   --------   --------   -------   -------   --------
COMMUNITY SHOPPING CENTERS
Revenues:
     Rental Revenue.....................  $19,486    $19,200       1.5%    $38,639   $38,188      1.2%
     Recoveries from Tenants............    5,143      4,963       3.6%     10,342     9,947      4.0%
     Other Income.......................      338        197      71.6%        506       391     29.4%
                                          -------    -------               -------   -------
          Total Revenues................   24,967     24,360       2.5%     49,487    48,526      2.0%
Expenses:
  Recoverable Operating Expenses........    5,410      5,285       2.4%     10,838    10,651      1.8%
  Other Operating Expenses..............      508        508       0.0%      1,028     1,015      1.3%
                                          -------    -------               -------   -------
          Total Expenses................    5,918      5,793       2.2%     11,866    11,666      1.7%
                                          -------    -------               -------   -------
Net Operating Income....................  $19,049    $18,567       2.6%    $37,621   $36,860      2.1%
                                          =======    =======               =======   =======
          Total Properties..............       46         46                    46        46
                                          =======    =======               =======   =======
Percentage Leased.......................     95.4%      93.0%                 95.4%     93.0%
                                          =======    =======               =======   =======
Average Base Rent per square foot.......  $ 11.07    $ 10.91               $ 11.07   $ 10.91
                                          =======    =======               =======   =======

                                          THREE MONTHS ENDED               SIX MONTHS ENDED
                                               JUNE 30,                        JUNE 30,
                                          -------------------              -----------------
                                            2000       1999     % CHANGE    2000      1999     % CHANGE
                                          --------   --------   --------   -------   -------   --------
REGIONAL MALLS
Revenues:
     Rental Revenue.....................  $ 4,482    $ 4,520       -0.8%   $ 8,932     9,052      -1.3%
     Recoveries from Tenants............    2,250      2,204        2.1%     4,438     4,659      -4.7%
  Other Income..........................      747      1,043      -28.4%     1,502     1,797     -16.4%
                                          -------    -------               -------   -------
          Total Revenues................    7,479      7,767       -3.7%    14,872    15,508      -4.1%
Expenses:
  Recoverable Operating Expenses........    2,975      2,925        1.7%     5,921     5,939      -0.3%
  Other Operating Expenses..............       43         22       95.5%        72        28     157.1%
                                          -------    -------               -------   -------
          Total Expenses................    3,018      2,947        2.4%     5,993     5,967       0.4%
                                          -------    -------
Net Operating Income....................  $ 4,461    $ 4,820       -7.4%     8,879     9,541      -6.9%
                                          =======    =======               =======   =======
          Total Properties..............        2          2                     2         2
                                          =======    =======               =======   =======
Percentage Leased.......................     91.3%      90.0%                 91.3%     90.0%
                                          =======    =======               =======   =======
Average Base Rent per square foot.......  $ 15.11    $ 16.24               $ 15.11   $ 16.24
                                          =======    =======               =======   =======

Same Store properties are those which were owned as of January 1, 1999.

                               CENTER TRUST, INC.

                   PORTFOLIO HIGHLIGHTS AND LEASING ACTIVITY
                              AS OF JUNE 30, 2000

                                                                         AS OF
                                                       ------------------------------------------
                                                        JUNE 30,     DECEMBER 31,    DECEMBER 31,
                                                          2000           1999            1998
                                                       ----------    ------------    ------------
PORTFOLIO HIGHLIGHTS
  Company Owned GLA
     Community Shopping Centers......................   7,435,056      7,547,955       7,887,404
     Regional Malls..................................   1,328,109      1,178,109       1,178,009
     Single Tenant Facilities........................     564,842        672,007       1,119,212
       Total Company Owned GLA.......................   9,328,007      9,398,071      10,184,625
Percentage Leased
     Community Shopping Centers......................        95.4%          95.0%           91.9%
     Regional Malls..................................        91.3%          90.9%           90.9%
     Single Tenant Facilities........................       100.0%         100.0%          100.0%
       Overall Portfolio.............................        95.1%          94.9%           92.7%
  Average Base Rent
     Community Shopping Centers
       Anchor........................................  $     8.34    $      8.70     $      9.14
       Pad...........................................  $    15.25    $     15.05     $     14.59
       Shop..........................................  $    15.42    $     15.32     $     14.79
       Overall.......................................  $    10.95    $     11.11     $     11.26
     Regional Malls
       Anchor........................................  $    10.61    $     11.75     $     11.69
       Pad...........................................  $    18.61    $     18.61     $     17.99
       Shop..........................................  $    23.49    $     24.20     $     22.92
       Overall.......................................  $    15.11    $     16.70     $     16.16
     Single Tenant Facilities........................  $     5.45    $      5.97     $      6.37
       Overall Portfolio.............................  $    11.17    $     11.40     $     11.23
  Number of Properties
     Community Shopping Centers......................          47             47              49
     Regional Malls..................................           2              2               2
     Single Tenant Facilities........................           6              7              12
       Overall Portfolio.............................          55             56              63

                                                               THREE        SIX
                                                               MONTHS      MONTHS
                                                               ENDED       ENDED
                                                              JUNE 30,    JUNE 30,
                                                              --------    --------
SUMMARY OF LEASING ACTIVITY -- COMMUNITY SHOPPING CENTERS
  Space Vacated
     Number of Leases.......................................        11          33
     Gross Leasable Area....................................    22,883      87,571
     Base Rent per Square Foot..............................  $  15.27    $  14.40
  New Leases Executed
     Number of Leases.......................................        12          30
     Gross Leasable Area....................................    51,454     164,778
     Base Rent per Square Foot..............................  $  12.90    $  12.00
  Lease Renewals Executed
     Number of Leases.......................................        36          73
     Gross Leasable Area....................................    97,080     232,277
     New Annual Base Rent per Square Foot...................  $  16.26    $  15.77
     Percentage Change from Prior...........................      5.93%       4.29%
  Leases with Contractual Rent Adjustments
     Number of Leases.......................................        81         182
     Gross Leasable Area....................................   218,379     483,337
     New Annual Base Rent per Square Foot...................  $  14.68    $  15.25
     Percentage Change from Prior...........................       4.4%        4.6%

                               CENTER TRUST, INC.

                               PORTFOLIO SUMMARY
                              AS OF JUNE 30, 2000

                                                NUMBER                 TOTAL LEASED GLA                COMPANY
                                                  OF                   ----------------                 OWNED     PERCENT
                                              PROPERTIES    ANCHOR           PAD            SHOP         GLA      LEASED
                                              ----------   ---------   ----------------   ---------   ---------   -------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region....................      11         906,626       110,555          646,309   1,754,158     94.8%
Northern and Central California Region......       7         348,261        11,808          342,738     771,380     91.1%
Southern California Region..................      23       2,580,173       346,143          783,638   3,850,505     96.3%
Southwest Region............................       6         633,313        57,523          328,789   1,059,013     96.3%
                                                  --       ---------       -------        ---------   ---------    -----
          TOTAL COMMUNITY SHOPPING
            CENTERS.........................      47       4,468,373       526,029        2,101,474   7,435,056     95.4%
REGIONAL MALLS..............................       2         759,515        78,594          374,534   1,328,109     91.3%
SINGLE TENANT FACILITIES....................       6         560,942         3,900               --     564,842    100.0%
                                                  --       ---------       -------        ---------   ---------    -----
          TOTAL PORTFOLIO...................      55       5,788,830       608,523        2,476,008   9,328,007     95.1%
                                                  ==       =========       =======        =========   =========    =====

                                                               AVERAGE
                                                                BASE
                                               ANNUALIZED       RENT
                                               BASE RENT     PER SQ. FT.
                                              ------------   -----------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region....................  $ 18,136,453     $10.90
Northern and Central California Region......     7,374,398      10.49
Southern California Region..................    43,704,803      11.78
Southwest Region............................     8,466,585       8.30
                                              ------------     ------
          TOTAL COMMUNITY SHOPPING
            CENTERS.........................    77,682,239      10.95
REGIONAL MALLS..............................    18,319,466      15.11
SINGLE TENANT FACILITIES....................     3,077,083       5.45
                                              ------------     ------
          TOTAL PORTFOLIO...................  $ 99,078,788     $11.17
                                              ============     ======

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF JUNE 30, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    1986        70,837       --     62,083     150,163    88.5%   $  1,421,985
    Covington, WA
  Fairwood Shopping Center..........    1995       109,249   10,777     80,511     208,265    96.3       1,891,164
    Renton, WA
  Frontier Village Shopping             1993        68,473   22,023     49,999     153,320    91.6       1,460,482
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................    1988       159,282   26,587     68,295     264,649    96.0       2,275,898
    Gresham, OR
  The Medford Center................    1998       196,032   17,432     88,432     326,403    92.5       2,588,337
    Medford, OR
  Pacific Linen Plaza...............    1988        25,000       --     44,432      69,432   100.0       1,034,825
    Lynnwood, WA
  Pavilions' Centre.................    1995       123,562       --     76,647     200,209   100.0       3,061,957
    Federal Way, WA
  Ross Center.......................    1987        53,331    7,000     70,944     132,465    99.1       1,573,957
    Portland, OR
  Silverdale Shopping Center........    1990        29,020       --     36,947      67,287    98.0         815,381
    Silverdale, WA
  Vancouver Park Place..............    1987        33,938   14,900     27,006      77,944    97.3         933,881
    Vancouver, WA
  Westgate North Shopping Center....    1980        37,902   11,836     41,013     104,021    87.2       1,078,586
    Tacoma, WA
                                                 ---------  -------  ---------  ----------   -----    ------------
  Pacific Northwest Region..........               906,626  110,555    646,309   1,754,158    94.8      18,136,453
                                                 ---------  -------  ---------  ----------   -----    ------------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......    1978            --       --     11,540      14,115    81.8          80,859
    Bakersfield, CA
  Madera Marketplace................    1992        92,278       --     67,928     168,596    95.0       1,652,054
    Madera, CA
  Marshall's Plaza..................    1989        27,000       --     31,915      79,000    74.6         708,445
    Modesto, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                 AS OF JUNE 30, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    $10.70      Safeway, Rite-Aid
    Covington, WA
  Fairwood Shopping Center..........      9.43      Safeway, Ace Hardware, Pic
    Renton, WA                                      'N' Save, Quality Food
                                                    Centers
  Frontier Village Shopping              10.40      Safeway, Bartell Drugs
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................      8.95      Ross Stores, Emporium, GI
    Gresham, OR                                     Joe's, Craft Warehouse
  The Medford Center................      8.57      Cinemark Theatres, Sears,
    Medford, OR                                     Emporium, Payless*,
                                                    Safeway*, Circuit City, 24
                                                    Hour Fitness
  Pacific Linen Plaza...............     14.90      World Lighting
    Lynnwood, WA
  Pavilions' Centre.................     15.29      Quality Food Centers,
    Federal Way, WA                                 Barnes & Noble, Blockbuster
                                                    Music, Petco, JoAnn ETC.
  Ross Center.......................     11.99      Ross Stores, Michaels, Pier
    Portland, OR                                    1 Imports
  Silverdale Shopping Center........     12.36      Ross Stores
    Silverdale, WA
  Vancouver Park Place..............     12.31      T.J. Maxx, Pier 1 Imports
    Vancouver, WA
  Westgate North Shopping Center....     11.89      Quality Food Centers
    Tacoma, WA
                                        ------
  Pacific Northwest Region..........     10.90
                                        ------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......      7.01
    Bakersfield, CA
  Madera Marketplace................     10.31      Wal-Mart*, Pak-N-Sav
    Madera, CA
  Marshall's Plaza..................     12.02      Marshall's
    Modesto, CA

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF JUNE 30, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Mineral King Plaza................    1983            --       --     33,760      39,060    86.4%   $    527,276
    Visalia, CA
  Rheem Valley......................    1990        51,009    5,150     81,753     153,999    89.6       1,580,537
    Moraga, CA
  Rosedale Village Shopping             1991        72,324    6,658     48,565     127,547   100.0       1,425,092
    Center..........................
    Bakersfield, CA
  Southpointe Plaza.................    1982       105,650       --     67,277     189,063    91.5       1,400,134
    Sacramento, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Northern & Central California                      348,261   11,808    342,738     771,380    91.1       7,374,398
  Region............................
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHERN CALIFORNIA REGION
  Center of El Centro...............    1980       149,300    5,623     18,616     178,889    97.0         645,636
    El Centro, CA
  Country Fair Shopping Center......    1992        96,225   27,341     31,842     163,405    95.1       2,270,582
    Chino, CA
  Covina Town Square................    1997       171,233   15,918     63,618     264,461    94.8       2,737,487
    Covina, CA
  Date Palm Center..................    1987        99,919       --     11,691     117,362    95.1       1,682,656
    Cathedral City, CA
  El Camino North...................    1982        76,582  133,024     65,141     294,173    93.4       3,394,386
    Oceanside, CA
  Fire Mountain Center..............    1987        44,481   23,432     24,465      92,378   100.0       1,821,147
    Oceanside, CA
  Fullerton Town Center.............    1987       186,613   19,722     33,144     264,647    90.5       3,605,472
    Fullerton, CA
  Gardena Gateway Center............    1990        41,300    5,062     17,305      65,987    96.5         947,666
    Gardena, CA
  Huntington Center.................    1989       105,879    4,365         --     110,244   100.0       1,285,121
    Huntington Beach, CA
  Kenneth Hahn Plaza................    1987        97,186   14,598     51,263     165,047    98.8       1,553,479
    Los Angeles, CA
  La Verne Towne Center.............    1986       158,860    1,940     58,239     231,143    94.8       1,356,040
    La Verne, CA
  Lakewood Plaza....................    1989        93,342    4,365     15,804     113,511   100.0       1,309,621
    Bellflower, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                 AS OF JUNE 30, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Mineral King Plaza................    $15.62      Vons*, Longs Drugs*
    Visalia, CA
  Rheem Valley......................     11.46      T. J. Maxx, Longs Drugs
    Moraga, CA
  Rosedale Village Shopping              11.17      Savemart, Payless Drugs,
    Center..........................                Kmart*
    Bakersfield, CA
  Southpointe Plaza.................      8.10      Big 5 Sporting Goods
    Sacramento, CA
                                        ------
Northern & Central California            10.49
  Region............................
                                        ------
SOUTHERN CALIFORNIA REGION
  Center of El Centro...............      3.72      Sears, Mervyn's
    El Centro, CA
  Country Fair Shopping Center......     14.61      Albertsons*, PETsMART,
    Chino, CA                                       Rite-Aid, Staples, T.J.
                                                    Maxx
  Covina Town Square................     10.92      Home Depot, Staples,
    Covina, CA                                      PETsMART, Michael's, AMC
                                                    Theatres*
  Date Palm Center..................     15.08      Sam's Club (Wal-Mart)
    Cathedral City, CA
  El Camino North...................     12.35      Mervyn's*, Toys 'R' Us*,
    Oceanside, CA                                   Petco*, Ross Stores,
                                                    Steinmart
  Fire Mountain Center..............     19.71      Strouds, Lamps Plus, Trader
    Oceanside, CA                                   Joe's, Bookstar
  Fullerton Town Center.............     15.06      Costco*, AMC Theatres, Toys
    Fullerton, CA                                   'R' Us, Office Depot
  Gardena Gateway Center............     14.88      Marukai (Rite-Aid), 99
    Gardena, CA                                     Ranch Market
  Huntington Center.................     11.66      Toys 'R' Us, Albertsons
    Huntington Beach, CA
  Kenneth Hahn Plaza................      9.53      Food 4 Less, Pic 'N' Save
    Los Angeles, CA                                 Rite-Aid, Super Trak Auto
  La Verne Towne Center.............      6.19      Target, Top Valu
    La Verne, CA                                    (Albertsons)
  Lakewood Plaza....................     11.54      Stater Bros. (Albertsons),
    Bellflower, CA                                  Staples

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF JUNE 30, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Loma Square.......................    1980        96,514       --    108,128     210,704    97.1%   $  2,724,946
    San Diego, CA
  Montebello Town Square............    1992       210,533    7,879     25,167     250,438    97.3       2,719,461
    Montebello, CA
  Mountain Square Shopping Center...    1988       185,945       --     70,099     273,189    93.7       3,099,638
    Upland, CA
  North County Plaza................    1987        43,610   28,720     70,170     153,325    92.9       2,079,144
    Carlsbad, CA
  Parkway Place.....................    1989        91,127    8,958     16,381     120,425    96.7       1,225,166
    Escondido, CA
  Pomona Gateway Center.............    1993        96,418    6,487      1,000     103,905   100.0         923,447
    Pomona, CA
  San Fernando Mission Plaza........    1991        50,508    2,293     14,391      67,192   100.0         908,650
    San Fernando, CA
  Torrance Promenade................    1991       215,562   20,496     30,183     266,907    99.8       4,175,460
    Torrance, CA
  Vermont-Slauson Shopping Center...    1981       142,411    3,720     23,613     169,744   100.0         998,547
    Los Angeles, CA
  Vineyards Marketplace.............    1991        21,415       --     33,378      56,019    97.8         802,931
    Rancho Cucamonga, CA
  Vista Balboa......................    1988       105,210   12,200         --     117,410   100.0       1,386,271
    San Diego, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Southern California Region..........             2,580,173  346,143    783,638   3,850,505    96.3      43,704,803
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHWEST REGION
  Charleston Plaza..................    1989       153,131   21,128     57,072     234,496    98.7       2,472,835
    Las Vegas, NV
  Kyrene Village Shopping Center....    1987        95,957    5,120     52,475     161,174    95.3       1,171,939
    Chandler, AZ
  North Mountain Village............    1985        41,215       --     53,164      94,379   100.0         912,800
    Phoenix, AZ
  Randolph Plaza....................    1999       136,110    6,150     33,267     180,382    97.3       1,086,218
    Tucson, AZ

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                 AS OF JUNE 30, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Loma Square.......................    $13.32      T.J. Maxx, Circuit City,
    San Diego, CA                                   Sav- on Drugs, Super Crown
                                                    Books, Staples
  Montebello Town Square............     11.16      Sears, Toys 'R' Us, AMC
    Montebello, CA                                  Theatres, Petco
  Mountain Square Shopping Center...     12.11      Home Depot, Staples,
    Upland, CA                                      Pavilions, Factory 2 U
  North County Plaza................     14.59      Marshall's, Michael's, Kids
    Carlsbad, CA                                    'R' Us
  Parkway Place.....................     10.52      Albertsons, Office Depot
    Escondido, CA
  Pomona Gateway Center.............      8.89      Vons, Pic 'N' Save
    Pomona, CA
  San Fernando Mission Plaza........     13.52      Value Plus (Vons)
    San Fernando, CA
  Torrance Promenade................     15.68      Ross, Marshall's, Office
    Torrance, CA                                    Depot, Linens 'n Things,
                                                    Bookstar, Sears Homelife,
                                                    Loehmann's, Kids 'R' Us
  Vermont-Slauson Shopping Center...      5.88      Ralphs, Kmart, Sav-on Drugs
    Los Angeles, CA
  Vineyards Marketplace.............     14.65      Albertsons*, Sav-on Drugs
    Rancho Cucamonga, CA
  Vista Balboa......................     11.81      Albertsons, SportMart
    San Diego, CA
                                        ------
Southern California Region..........     11.78
                                        ------
SOUTHWEST REGION
  Charleston Plaza..................     10.69      Home Base, Albertsons*,
    Las Vegas, NV                                   Sav-on Drugs
  Kyrene Village Shopping Center....      7.63      Basha's, Kyrene Lanes,
    Chandler, AZ                                    Audio Express
  North Mountain Village............      9.67      Fry's Food & Drug*, T. J.
    Phoenix, AZ                                     Maxx, Greenbacks
  Randolph Plaza....................      6.19      Fry's, Walgreen's,
    Tucson, AZ                                      MacFrugal's

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF JUNE 30, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Southern Palms Center.............    1980       103,875   20,025    111,797     251,663    93.7%   $  2,100,426
    Tempe, AZ
  Sunrise Place Center..............    1992       103,025    5,100     21,014     136,919    94.3         722,366
    Tucson, AZ
                                                 ---------  -------  ---------  ----------   -----    ------------
Southwest Region....................               633,313   57,523    328,789   1,059,013    96.3       8,466,585
                                                 ---------  -------  ---------  ----------   -----    ------------
COMMUNITY RETAIL CENTERS............             4,468,373  526,029  2,101,474   7,435,056    95.4      77,682,239
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......    1988       291,554   29,610    148,006     509,704    92.0       6,621,009
    Los Angeles, CA
  Media City Center.................    1992       467,961   48,984    226,528     818,405    90.8      11,698,457
    Burbank, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS......................               759,515   78,594    374,534   1,328,109    91.3      18,319,466
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES
  Kmart.............................    1990       104,204       --         --     104,204   100.0         551,576
    Phoenix, AZ
  Kmart.............................    1990        86,479       --         --      86,479   100.0         457,744
    Banning, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         507,915
    El Centro, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         415,951
    Madera, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         411,132
    Rocklin, CA
  Sam's Club........................    1988       110,822    3,900         --     114,722   100.0         732,765
    Downey, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES............               560,942    3,900         --     564,842   100.0       3,077,083
                                                 ---------  -------  ---------  ----------   -----    ------------
TOTAL PROPERTIES....................             5,788,830  608,523  2,476,008   9,328,007    95.1    $ 99,078,788
                                                 =========  =======  =========  ==========   =====    ============

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                 AS OF JUNE 30, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Southern Palms Center.............    $ 8.91      Food 4 Less, Heilig Meyer
    Tempe, AZ                                       Furniture, Staples, Coomers
                                                    Craft Mall
  Sunrise Place Center..............      5.59      Smith's Food & Drug
    Tucson, AZ
                                        ------
Southwest Region....................      8.30
                                        ------
COMMUNITY RETAIL CENTERS............     10.95
                                        ------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......     14.11      Sears*, Robinsons-May*,
    Los Angeles, CA                                 Wal-Mart, Albertsons, T.J.
                                                    Maxx, Sony/Magic Johnson
                                                    Theaters
  Media City Center.................     15.73      Macy's, IKEA*, Sears*,
    Burbank, CA                                     Mervyn's*, AMC Theatres,
                                                    Sports Chalet, CompUSA,
                                                    Barnes & Noble, Virgin
                                                    Megastore
                                        ------
REGIONAL MALLS......................     15.11
                                        ------
SINGLE TENANT FACILITIES
  Kmart.............................      5.29      Kmart
    Phoenix, AZ
  Kmart.............................      5.29      Kmart
    Banning, CA
  Kmart.............................      5.87      Kmart
    El Centro, CA
  Kmart.............................      4.81      Kmart
    Madera, CA
  Kmart.............................      4.75      Kmart
    Rocklin, CA
  Sam's Club........................      6.39      Sam's Club (Wal-Mart)
    Downey, CA
                                        ------
SINGLE TENANT FACILITIES............      5.45
                                        ------
TOTAL PROPERTIES....................    $11.17
                                        ======

---------------

* Anchor space non-owned by Company

                               CENTER TRUST, INC.

                     LEASE EXPIRATIONS -- OVERALL PORTFOLIO
                                 JUNE 30, 2000

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
M-T-M................    125      214,144     12.70       42,420      2.30      4,900      9.34      166,824     15.45
2000.................     92      216,036     13.41       61,447      6.65      4,600     13.35      149,989     16.18
2001.................    228      670,504     14.15      237,558      8.02     33,147     17.01      399,799     17.56
2002.................    211      805,488     12.63      379,299      7.08     52,448     18.41      373,741     17.47
2003.................    155      593,281     11.94      230,054      4.86     48,729     16.18      314,498     16.47
2004.................    150      882,443     11.08      526,080      7.36     39,488     17.54      316,875     16.45
2005.................    118      600,792     15.01      256,340     13.40     57,969     16.17      286,483     16.21
2006.................     56      478,071     12.48      299,068     10.25     37,105     13.07      141,898     17.01
2007.................     40      353,751     11.61      194,957      8.31     45,363     11.84      113,431     17.21
2008.................     30      383,946     11.65      316,437     10.27     29,171     20.02       38,338     16.65
2009.................     27      469,969      8.32      388,844      6.12     62,362     17.78       18,763     22.52
THEREAFTER...........    102    3,204,936      9.30    2,856,326      8.70    193,241     14.23      155,369     13.69
                       -----    ---------    ------    ---------    ------    -------    ------    ---------    ------
         TOTAL.......  1,334    8,873,361     11.17    5,788,830      8.36    608,523     15.64    2,476,008     16.64
                       =====    =========    ======    =========    ======    =======    ======    =========    ======

             LEASE EXPIRATIONS -- TOTAL COMMUNITY SHOPPING CENTERS
                                 JUNE 30, 2000

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
M-T-M................     71      141,481     10.76       42,420      2.30      1,000     13.00       98,061     14.40
2000.................     66      181,673     13.32       61,447      6.65      4,600     13.35      115,626     16.87
2001.................    189      628,612     12.81      237,558      8.02     33,147     17.01      357,907     15.59
2002.................    177      751,811     11.54      379,299      7.08     51,408     17.89      321,104     15.79
2003.................    131      547,945     10.91      230,054      4.86     48,729     16.18      269,162     15.13
2004.................    124      806,441     10.15      495,508      7.08     31,188     18.68      279,745     14.63
2005.................    103      479,724     13.47      158,761      9.28     56,249     15.70      264,714     15.51
2006.................     47      432,297     11.83      273,764      9.44     30,695     14.14      127,838     16.37
2007.................     33      303,193     10.57      194,957      8.31     45,363     11.84       62,873     16.65
2008.................     26      332,780     10.36      271,480      9.11     24,171     16.71       37,129     15.32
2009.................     23      455,928      8.03      388,844      6.12     48,880     18.10       18,204     21.90
THEREAFTER...........     78    2,033,991     10.42    1,734,281      9.93    150,599     12.96      149,111     13.23
                       -----    ---------    ------    ---------    ------    -------    ------    ---------    ------
         TOTAL.......  1,068    7,095,876     10.95    4,468,373      8.34    526,029     15.25    2,101,474     15.42
                       =====    =========    ======    =========    ======    =======    ======    =========    ======

                               CENTER TRUST, INC.

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                              AS OF JUNE 30, 2000

                                                                                               PERCENTAGE
                                                                      PERCENTAGE     TOTAL     OF COMPANY
                                            NUMBER OF   ANNUALIZED     OF TOTAL     TENANT       OWNED
NUMBER             RETAIL TENANT             STORES      BASE RENT    BASE RENT       GLA         GLA
------             -------------            ---------   -----------   ----------   ---------   ----------
   1     ALBERTSONS INC...................     10       $ 3,677,278      3.71%       450,624      5.08%
   2     AMC ENTERTAINMENT................      5         3,510,000      3.54%       164,692      1.86%
   3     SAFEWAY INC......................      7         3,321,091      3.35%       393,819      4.44%
   4     WAL-MART STORES (1) INC..........      3         3,038,834      3.07%       360,741      4.07%
   5     KROGER CO., THE
         (Ralph's/FFL/QFC)................      8         2,580,449      2.60%       408,790      4.61%
   6     KMART CORP.......................      6         2,562,498      2.59%       532,624      6.00%
   7     TJX COMPANIES INC., THE..........      9         2,010,430      2.03%       247,614      2.79%
   8     HOME DEPOT INC., THE.............      2         1,875,930      1.89%       200,549      2.26%
   9     TOYS 'R' US INC..................      5         1,802,233      1.82%       189,740      2.14%
  10     STAPLES INC......................      6         1,512,321      1.53%       136,513      1.54%
  11     BARNES & NOBLE INC...............      4         1,434,609      1.45%        70,276      0.79%
  12     LOEWS CINEPLEX ENTERTAINMENT.....      1         1,288,210      1.30%        67,579      0.76%
  13     ROSS STORES INC..................      5         1,166,621      1.18%       142,852      1.61%
  14     OFFICE DEPOT INC.................      4         1,111,023      1.12%       101,594      1.14%
  15     SEARS............................      5         1,105,248      1.12%       258,446      2.91%
  16     CIRCUIT CITY STORES INC..........      3         1,088,400      1.10%        84,680      0.95%
  17     PAYLESS SHOESQUARE INC...........     16         1,068,466      1.08%        54,409      0.61%
                                               --       -----------     ------     ---------     ------
         TOTAL............................     99       $34,153,641     34.47%     3,865,542     43.56%
                                               ==       ===========     ======     =========     ======

---------------
(1) Includes location at Baldwin Hills Crenshaw Plaza where rent has not yet commenced.

                               CENTER TRUST, INC.

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                              AS OF JUNE 30, 2000

                                                                                                 PERCENTAGE
                                                         TOTAL SEGMENT    PERCENT      TOTAL     OF COMPANY
                                             NUMBER OF    ANNUALIZED     OF TOTAL     SEGMENT      OWNED
NUMBER             RETAIL TENANT              LEASES       BASE RENT     BASE RENT      GLA         GLA
------             -------------             ---------   -------------   ---------   ---------   ----------
   1     Supermarkets.....................       26       $10,400,207     10.50%     1,294,365     14.59%
   2     Fast Food........................      187         6,856,122      6.92%       316,413      3.57%
   3     Discount Retailers...............       11         6,310,887      6.37%     1,113,747     12.55%
   4     Theaters/Entertainment...........       14         6,249,917      6.31%       357,283      4.03%
   5     Restaurants......................       74         5,837,515      5.89%       380,789      4.29%
   6     Family Apparel...................       37         4,939,753      4.99%       565,938      6.38%
   7     Home Furnishings/Housewares......       37         4,165,785      4.20%       315,537      3.56%
   8     Health & Beauty..................      136         3,958,337      4.00%       235,271      2.65%
   9     Music and Video..................       37         3,587,299      3.62%       192,080      2.16%
  10     Women's Apparel..................       49         3,444,065      3.48%       233,481      2.63%
  11     Home Improvement.................       11         3,123,741      3.15%       361,673      4.08%
  12     Electronics......................       37         2,954,719      2.98%       177,375      2.00%
  13     Carts/Kiosks.....................        9         2,579,671      2.60%       670,027      7.55%
  14     Office Supply....................        9         2,435,243      2.46%       224,007      2.52%
  15     Footwear.........................       37         2,365,555      2.39%       119,024      1.34%
  16     Sporting Goods, Bicycles.........       17         2,077,498      2.10%       160,556      1.81%
                                                ---       -----------     ------     ---------     ------
         TOTAL............................      728       $71,286,314     71.95%     6,717,566     75.70%
                                                ===       ===========     ======     =========     ======

                               CENTER TRUST, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  AND RECONCILIATION TO FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)

                                                    THREE MONTHS ENDED      SIX MONTHS ENDED
                                                         JUNE 30,               JUNE 30,
                                                    ------------------    --------------------
                                                     2000       1999        2000        1999
                                                    -------    -------    --------    --------
                                                       (UNAUDITED)            (UNAUDITED)
Rental revenues...................................  $24,452    $26,615    $ 49,661    $ 52,840
Expense reimbursements............................    7,715      7,856      15,425      15,989
Percentage rents..................................      661        391         994       1,009
Other income......................................    1,512      1,331       3,101       2,521
                                                    -------    -------    --------    --------
          Total Revenues..........................   34,340     36,193      69,181      72,359
                                                    -------    -------    --------    --------
Interest..........................................   15,009     13,511      29,700      26,606
Depreciation and amortization.....................    6,314      6,098      12,783      12,124
Property operating costs:
  Common area.....................................    5,146      5,316      10,272      10,843
  Property taxes..................................    3,340      3,698       6,674       7,305
  Leasehold rentals...............................      361        423         725         847
  Marketing.......................................      314        204         532         345
  Other operating.................................      838      1,011       1,941       2,349
General and administrative........................    1,324      1,431       2,631       2,961
                                                    -------    -------    --------    --------
          Total Expenses..........................   32,646     31,692      65,258      63,380
                                                    -------    -------    --------    --------
Income from Operations before Other Items.........    1,694      4,501       3,923       8,979
Gain on Sale of Assets............................    9,149         --      11,724      20,575
Minority interests -- Operating Partnership.......     (675)       (40)       (821)     (4,129)
Minority interests -- Other.......................      (76)       (73)       (150)       (145)
                                                    -------    -------    --------    --------
Net Income before Extraordinary Loss..............   10,092      4,388      14,676      25,280
Extraordinary Loss -- Early Extinguishment of
  Debt............................................       --     (4,048)     (1,864)     (4,048)
                                                    -------    -------    --------    --------
Net Income........................................  $10,092    $   340    $ 12,812    $ 21,232
                                                    -------    -------    --------    --------
Adjustments to reconcile net income to FFO:
  Depreciation of real property...................    6,251      6,067      12,662      12,060
  Minority Interests..............................      571        (45)        630       3,964
  Extraordinary Loss -- Early Extinguishment of
     Debt.........................................       --      4,048       1,864       4,048
  Gain on Sale of Assets..........................   (9,149)        --     (11,724)    (20,575)
  Other...........................................      354        253         817         636
                                                    -------    -------    --------    --------
Funds From Operations -- Basic....................    8,119     10,663      17,061      21,365
Adjustments to reconcile Basic to Diluted FFO:
  Debenture interest..............................    2,954      3,125       5,908       6,267
  Amortization of Deferred costs -- Debentures....      321        323         641         648
                                                    -------    -------    --------    --------
Funds From Operations -- Diluted(1)...............  $11,394    $14,111    $ 23,610    $ 28,280
                                                    =======    =======    ========    ========

---------------
(1) For purposes of computing FFO, diluted information assumes the conversion of the Company's Debentures at $18 per share as well as other common stock equivalents.

                               CENTER TRUST, INC.

                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                               JUNE 30,      DECEMBER 31,
                                                                 2000            1999
                                                              -----------    ------------
                                                              (UNAUDITED)
ASSETS
Rental Properties...........................................  $1,013,488      $1,030,689
Accumulated depreciation and amortization...................    (151,817)       (143,610)
                                                              ----------      ----------
  Rental properties, net....................................     861,671         887,079
Cash and cash equivalents...................................       5,981           5,204
Tenant receivables, net.....................................      13,919          12,267
Other receivables...........................................       8,147           6,181
Restricted cash and securities..............................      25,173          20,577
Deferred charges, net.......................................      22,065          20,966
Other assets................................................       1,549           3,305
                                                              ----------      ----------
          Total.............................................  $  938,505      $  955,579
                                                              ==========      ==========

                          LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Secured debt................................................  $  511,995      $  524,468
7 1/2% Convertible subordinated debentures..................     128,548         128,548
7 1/4% Exchangeable subordinated debentures.................      30,000          30,000
Accrued distributions.......................................       5,713           9,963
Accrued interest............................................       5,300           5,441
Accounts payable and other accrued expenses.................       6,448           6,760
Accrued construction costs..................................         733           1,753
Tenant security and other deposits..........................       4,651           5,948
                                                              ----------      ----------
Total liabilities...........................................     693,388         712,881
                                                              ==========      ==========
MINORITY INTERESTS
Operating partnership (1,759,442 and 1,654,725 units issued
  as of June 30, 2000 and December 31, 1999,
  respectively).............................................      14,794          14,091
Other minority interests....................................       1,469           1,319
                                                              ----------      ----------
Total minority interest.....................................      16,263          15,410
                                                              ----------      ----------
STOCKHOLDERS' EQUITY
Common stock ($.01 par value, 100,000,000 shares authorized;
  26,703,319 and 26,647,968 shares issued and outstanding as
  of June 30, 2000 and December 31, 1999, respectively).....         266             266
Additional paid-in capital..................................     361,354         361,412
Accumulated distributions and deficit.......................    (132,766)       (134,390)
                                                              ----------      ----------
Total stockholders' equity..................................     228,854         227,288
                                                              ----------      ----------
          Total.............................................  $  938,505      $  955,579
                                                              ==========      ==========

                               CENTER TRUST, INC.

                          SUMMARY OF OUTSTANDING DEBT
                                 JUNE 30, 2000
                                 (IN THOUSANDS)

                                                                                                          BALANCE      BALANCE
                                                                                   MATURITY   YEARS TO   JUNE 30,    DECEMBER 31,
                  LENDER                              PROPERTY            RATE       DATE     MATURITY     2000          1999
                  ------                              --------           ------    --------   --------   ---------   ------------
FIXED RATE MORTGAGES
 Principal Mutual Life Insurance Company...  North Mountain Village       8.250%   05/01/01      0.8     $  8,154      $  8,182
 Metropolitan Life Insurance Company.......  Date Palm                   10.450%   07/31/02      2.1        9,180         9,254
 The Travelers Insurance Company...........  North County                10.375%   01/31/03      2.6       15,406        15,573
 Nomura Asset Capital Corporation(1).......  Tranche A                    8.938%   04/01/05      4.8       22,106        22,198
 DLJ Mortgage Acceptance Corp..............  Charleston                   8.050%   01/01/06      5.5       15,088        15,201
 Teachers..................................  Pavilions                    7.440%   08/01/06      6.1       23,834        24,064
 Column Financial, Inc.....................  Mineral King                 9.680%   08/01/06      6.1        3,627         3,673
 Eastrich #79 Corporation (AEW)(2).........  Loan # 1                    11.450%   10/15/06      6.3       19,409        19,909
 Eastrich #79 Corporation (AEW)(3).........  Loan # 2                    10.900%   10/15/06      6.3        8,943         9,153
 Chase Commercial Mortgage Banking Corp....  Torrance Promenade           8.300%   11/10/09      9.4       29,886        29,981
 Chase Commercial Mortgage Banking Corp....  Vineyards Marketplace        8.300%   11/10/09      9.4        5,174         5,191
 Chase Commercial Mortgage Banking Corp....  Kyrene Village               8.300%   11/10/09      9.4        7,920         7,945
 Nomura Asset Capital Corporation(1).......  Tranche B                    9.000%   04/01/10      9.8       32,840        32,975
 Aid Association for Lutherans.............  Westgate North               8.300%   04/01/14     13.8        5,730         5,846
 First Union National Bank.................  Gardena, Gresham, Loma       7.750%   07/01/09      9.0       51,574        51,784
                                             Square & Southpointe
                                                                                                ----     --------      --------
       Total Fixed-Rate Mortgages..........                               8.783%                7.21      258,871       260,928
                                                                                                ----     --------      --------
VARIABLE-RATE MORTGAGES
 First Union National Bank(8)..............  Covina, Randolph Plaza       9.250%   06/01/02      1.9       57,622        58,017
                                             Fairwood & Mountain Square
 First Union National Bank(8)..............  Fire Mountain                9.250%   08/01/02      2.1       11,370        11,448
                                                                                                ----     --------      --------
       Total Variable-Rate Mortgages.......                               9.250%                1.95       68,992        69,465
                                                                                                ----     --------      --------
OTHER SECURED DEBT
 CRA -- Certificates of Participation,
   Series 1985.............................  Baldwin Hills                4.300%   12/01/14     14.4       30,000        30,000
 CDC -- Certificates of Participation,
   Series 1985.............................  Willowbrook                  4.650%   12/01/15     15.4        6,000         6,000
 Chase Manhattan Bank(4)...................  Secured Line of Credit                                                     158,075
 G.E. Capital(5)...........................  Secured Line of Credit       9.150%   03/31/02     1.75      148,132
                                                                                                ----     --------      --------
       Total Other Secured Debt............                               8.394%                4.26      184,132       194,075
                                                                                                ----     --------      --------
       TOTAL SECURED DEBT..................                               8.706%                5.44      511,995       524,468
                                                                                                ----     --------      --------
 Convertible debentures(6).................                               7.500%   01/15/01      0.5      128,548       128,548
 Exchangeable debentures(7)................                               7.250%   12/27/03      3.5       30,000        30,000
                                                                                                ----     --------      --------
       TOTAL DEBT OUTSTANDING..............                               8.410%                4.42     $670,543      $683,016
                                                                                                ====     ========      ========

---------------
(1) Secured by San Fernando Mission, Rosedale, Country Fair, Fullerton, La Verne, and $10.6 million of U.S. Treasury Securities.

(2) Secured by KMart -- Rocklin, KMart -- El Centro, KMart -- Banning, KMart -- Madera, KMart -- Phoenix, Advantage and Huntington Beach.

(3) Secured by Lakewood, Sam's Club -- Downey, and Parkway Place.

(4) Secured line of credit replaced with new GE Capital line of credit March 31, 2000. See (5) below.

(5) Secured by Media City, Montebello, Medford Shopping Center, Ross Center, Madera Marketplace, Pacific Linen, Vancouver Park Place, Sunrise Place, Marshall's Plaza, Ross Plaza -- Silverdale, Covington, Frontier Village, Rheem Valley, Pomona and Southern Palms. Interest based on LIBOR plus 250 basis points.

(6) Convertible debentures bear interest at 7 1/2% and mature January 15, 2001. Such debentures are convertible into common stock at a conversion price of $18.00 per share.

(7) Exchangeable debentures bear interest at 7 1/4% and mature December 31, 2003. Such debentures are convertible into common stock at a conversion price of $18.00 per share or may be put to the Company after December 27, 2000 for the principal amount plus accrued interest.

(8) Interest based on LIBOR plus 250 basis points.

                               CENTER TRUST, INC.
                      SCHEDULE OF MORTGAGE DEBT MATURITIES
                                 JUNE 30, 2000

                                                  SCHEDULED                    PERCENT OF
                                                 AMORTIZATION    SCHEDULED        DEBT
                     YEAR                          PAYMENTS      MATURITIES     MATURING      TOTAL
                     ----                        ------------    ----------    ----------    --------
2000...........................................    $ 2,506              --                   $  2,506
2001...........................................      5,337        $  8,105         1.7%        13,442
2002...........................................      5,144         224,568(1)     47.6%       229,712
2003...........................................      4,610          14,434         3.1%        19,044
2004...........................................      4,930              --         0.0%         4,930
2005...........................................      4,934          20,953         4.4%        25,887
2006...........................................      3,976          53,846        11.4%        57,822
2007...........................................      2,176              --                      2,176
2008...........................................      2,333              --                      2,333
2009...........................................      1,906          85,212        18.1%        87,118
Thereafter.....................................      2,639          64,386        13.7%        67,025
                                                   -------        --------        ----       --------
Total..........................................    $40,491        $471,504         100%      $511,995
                                                   =======        ========        ====       ========

---------------
(1) Represents amount outstanding on the Company's secured credit facility which is due on March 31, 2002.